UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 27, 2007

INTRICON CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The following information is being provided pursuant to Item 2.02. Such information, including the exhibit attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On February 27, 2007, IntriCon Corporation announced earnings for the quarter and year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

The following information is being provided pursuant to Item 7.01. Such information, including the exhibit attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

The information contained under Item 2.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated February 27, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IntriCon Corporation
By:	/s/Scott Longval
Date: March 2, 2007	Scott Longval Chief Financial Officer

Exhibit Index

99.1 Press Release dated February 27, 2007